                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               June 8, 1999


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)



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ITEM 5.   Other Events
          ------------
Sale of Factoring and Asset-Based Lending Business; New Stock Buyback Program
-----------------------------------------------------------------------------

On June 8, 1999, The Bank of New York Company, Inc. (the "Company") issued a press release announcing the sale of its Factoring and Asset-Based Lending Business to GMAC for $1.8 billion and a new stock buyback program. Exhibit 99 is a copy of such press release and is incorporated herein by reference.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
     99                       Announcement of the sale of the Company's
                              Factoring and Asset-Based Lending Business to
                              GMAC for $1.8 billion and a new stock buyback program contained in the press release dated
                              June 8, 1999, of The Bank of New York
                              Company, Inc.


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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 8, 1999

                                          THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                            By:    /s/ Thomas J. Mastro
                                                   -------------------------
                                          Name:    Thomas J. Mastro
                                         Title:    Comptroller



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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                   Description
-----------                   -----------
99                            Announcement of the sale of the Company's
                              Factoring and Asset-Based Lending Business to
                              GMAC for $1.8 billion and a new stock buyback program contained in the press release dated
                              June 8, 1999, of The Bank of New York
                              Company, Inc.